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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - February 19, 2004
                        (Date of Earliest Event Reported)



                       UNIVERSAL AMERICAN FINANCIAL CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New York                  No. 0-11321              11-2580136
          --------                  -----------              ----------
   (State of Incorporation)       Commission File         (I.R.S. Employer
                                                          Identification No.)


       Six International Drive, Suite 190,
               Rye Brook, New York                            10573
       -----------------------------------                 ----------
              (Address of principal                         Zip Code
               executive offices)

       Registrant's telephone number, including area code: (914) 934-5200


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
                                EXPLANATORY NOTE
                                ----------------

           On February 19, 2004, Universal American Financial Corp. issued a press release announcing the Company's fourth quarter 2003 earnings, and filed a Current Report on Form 8-K ("Form 8-K") with such press release attached as
Exhibit 99.1 (the "Earnings Release"). The Company subsequently reissued the Earnings Release to include a paragraph on its Administrative Services segment, which was inadvertently omitted from the Earnings Release (the "Revised Earnings Release").

           The Company hereby amends its Form 8-K to include a copy of the Revised Earnings Release (attached hereto as Exhibit 99.1) and to provide supplemental information with respect to certain non-GAAP financial information contained in the Revised Earnings Release. Item 12 of the Form 8-K is amended and restated in its entirety by the Item 12 disclosure below.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

  Exhibit No.       Exhibit
  -----------       -------

   99.1 Press Release of Universal American Financial Corp., dated February 19, 2004, reporting Universal's financial results for the fourth quarter and year ended December 31, 2003.


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On February 19, 2004, the Company issued the Revised Earnings Release, which is attached to this Form 8-K/A as Exhibit 99.1 and incorporated herein by reference. The Revised Earnings Release contains a non-GAAP financial measure in the form of earnings before interest, taxes, depreciation and amortization ("EBITDA") for the fourth quarter and year ended December 31, 2003.

           In addition to segment income, the Company evaluates the results of its Administrative Services segment based on EBITDA. EBITDA is a common alternative measure of performance used by investors, financial analysts and rating agencies. It is also a measure that is included in the fixed charge ratio required by the covenants for the Company's outstanding bank debt. Accordingly, these groups use EBITDA, along with other measures, to estimate the value of a company and to evaluate the Company's ability to meet its debt service requirements. While we consider EBITDA to be an important measure of comparative operating performance, it should not be construed as an alternative to segment income or cash flows from operating activities (as determined in accordance with GAAP).



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
           The following is a reconciliation of EBITDA for the Company's Administrative Services segment to the most comparable GAAP measure:

                                                                 For the year ended            For the three months
                                                                     December 31,                ended December 31,
                                                              -------------------------      ------------------------
                                                                 2003            2002            2003          2002
                                                              ----------     ----------      ----------    ----------
Administrative Services segment income                             $11.0           $7.6            $2.9          $2.1
Depreciation, amortization and interest                              2.1            2.9             0.6           0.7
                                                              ----------     ----------      ----------    ----------

        EARNINGS BEFORE INTEREST, TAXES,
           DEPRECIATION AND AMORTIZATION                           $13.1          $10.5            $3.5          $2.8
                                                              ==========     ==========      ==========    ==========








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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNIVERSAL AMERICAN FINANCIAL CORP.



                                     By: /s/ Richard A. Barasch
                                         ---------------------------------------
                                         Name:   Richard A. Barasch
                                         Title:  President and Chief Executive
                                                 Officer




Date:  March 24, 2004




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
                                  EXHIBIT INDEX

   EXHIBIT NO.                      DESCRIPTION

  Exhibit 99.1 Press Release of Universal American Financial Corp., dated February 19, 2004, reporting Universal's financial results for the fourth quarter and year ended December 31, 2003.









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